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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 5, 2000


                                  SENETEK PLC
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                UNITED KINGDOM
             -----------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


     0-14691                                           77-0039728
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Commission File No.                     I.R.S. Employer Identification Number


      620 Airpark Road, Napa, CA                                      94450
------------------------------------------                           -----------
Address of Principal Executive Offices                               Zip Code


                                (707) 226-3900
              --------------------------------------------------
              Registrant's telephone number, including area code
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ITEM 5.   OTHER EVENTS

          George Van Lear has resigned as President of Senetek Plc and has left the Company to pursue other opportunities. Frank Massino, the Company's Chief Executive Officer, will assume Dr. Van Lear's duties as President. Senetek Plc has no immediate plans to seek a replacement for Dr. Van Lear.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 17, 2000
          ----------------------------

                                              SENETEK PLC


                                              By: /s/  Frank Massino
                                                 -------------------------------
                                                 Name:  Frank Massino
                                                 Title: Chief Executive Officer